THRIVENT MUTUAL FUNDS

Supplement to Prospectus dated February 29, 2008

with respect to

Thrivent Mid Cap Stock Fund

The “Portfolio Management” section of the prospectus is amended. The paragraph under Thrivent Mid Cap Stock Fund is deleted and replaced with the following:

Brian J. Flanagan, CFA has been a portfolio manager of Thrivent Mid Cap Stock Fund since 2004. He has been with Thrivent since 1996 and a portfolio manager since 2000.

The date of this Supplement is October 1, 2008

Please include this Supplement with your Prospectus

25490	00062927